                                                                     EXHIBIT 4.2

                                                 FORM OF SUBORDINATED INDENTURE

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                         TYCO INTERNATIONAL GROUP S.A.,
                                    as Issuer


                                       AND

                            TYCO INTERNATIONAL LTD.,
                                  as Guarantor


                                       AND

                           --------------------------,
                                   as Trustee


                                    Indenture


                           Dated as of _________, 2000


                          Subordinated Debt Securities


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                               TABLE OF CONTENTS
                                                                                                                              PAGE
ARTICLE ONE DEFINITIONS..........................................................................................................1

   SECTION 1.1  CERTAIN TERMS DEFINED............................................................................................1

ARTICLE TWO SECURITIES...........................................................................................................6

   SECTION 2.1  FORMS GENERALLY..................................................................................................6
   SECTION 2.2  FORM OF GUARANTEE................................................................................................7
   SECTION 2.3  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION..................................................................7
   SECTION 2.4  AMOUNT UNLIMITED; ISSUABLE IN SERIES.............................................................................8
   SECTION 2.5  AUTHENTICATION AND DELIVERY OF SECURITIES........................................................................9
   SECTION 2.6  EXECUTION OF SECURITIES.........................................................................................10
   SECTION 2.7  CERTIFICATE OF AUTHENTICATION...................................................................................11
   SECTION 2.8  DENOMINATION AND DATE OF SECURITIES; PAYMENTS OF INTEREST.......................................................11
   SECTION 2.9  REGISTRATION, TRANSFER AND EXCHANGE.............................................................................11
   SECTION 2.10 MUTILATED, DEFACED, DESTROYED, LOST AND STOLEN SECURITIES.......................................................12
   SECTION 2.11 CANCELLATION OF SECURITIES; DESTRUCTION THEREOF.................................................................13
   SECTION 2.12 TEMPORARY SECURITIES............................................................................................13
   SECTION 2.13 SECURITIES ISSUABLE IN THE FORM OF A GLOBAL SECURITY............................................................14
   SECTION 2.14 CUSIP NUMBERS...................................................................................................15

ARTICLE THREE COVENANTS OF THE ISSUER AND THE TRUSTEE...........................................................................16

   SECTION 3.1  PAYMENT OF PRINCIPAL AND INTEREST...............................................................................16
   SECTION 3.2  OFFICES FOR PAYMENTS, ETC.......................................................................................16
   SECTION 3.3  APPOINTMENT TO FILL A VACANCY IN OFFICE OF TRUSTEE..............................................................16
   SECTION 3.4  PAYING AGENT....................................................................................................16
   SECTION 3.5  CERTIFICATE OF THE ISSUER AND THE GUARANTORS....................................................................17
   SECTION 3.6  SECURITYHOLDERS LISTS...........................................................................................17
   SECTION 3.7  REPORTS BY THE ISSUER AND TYCO..................................................................................18
   SECTION 3.8  REPORTS BY THE TRUSTEE..........................................................................................18
   SECTION 3.9  NOTICE TO TRUSTEE...............................................................................................18

ARTICLE FOUR REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT.....................................................18

   SECTION 4.1  EVENT OF DEFAULT DEFINED; ACCELERATION OF MATURITY; WAIVER OF DEFAULT...........................................18
   SECTION 4.2  COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAY PROVE DEBT...................................................21
   SECTION 4.3  APPLICATION OF PROCEEDS.........................................................................................23
   SECTION 4.4  SUITS FOR ENFORCEMENT...........................................................................................23
   SECTION 4.5  RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS.............................................................24
   SECTION 4.6  LIMITATIONS ON SUITS BY SECURITYHOLDERS.........................................................................24
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   SECTION 4.7  UNCONDITIONAL RIGHT OF SECURITYHOLDERS TO INSTITUTE CERTAIN SUITS...............................................24
   SECTION 4.8  POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT.........................................24
   SECTION 4.9  CONTROL BY SECURITYHOLDERS......................................................................................25
   SECTION 4.10 WAIVER OF PAST DEFAULTS.........................................................................................25
   SECTION 4.11 TRUSTEE TO GIVE NOTICE OF DEFAULT, BUT MAY WITHHOLD IN CERTAIN CIRCUMSTANCES....................................26
   SECTION 4.12 RIGHT OF COURT TO REQUIRE FILING OF UNDERTAKING TO PAY COSTS....................................................26

ARTICLE FIVE CONCERNING THE TRUSTEE.............................................................................................27

   SECTION 5.1  DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT; PRIOR TO DEFAULT....................................27
   SECTION 5.2  CERTAIN RIGHTS OF THE TRUSTEE...................................................................................28
   SECTION 5.3  TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITION OF SECURITIES OR APPLICATION OF PROCEEDS THEREOF..............29
   SECTION 5.4  TRUSTEE AND AGENTS MAY HOLD SECURITIES; COLLECTIONS, ETC........................................................29
   SECTION 5.5  MONEYS HELD BY TRUSTEE..........................................................................................29
   SECTION 5.6  COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS PRIOR CLAIM.................................................29
   SECTION 5.7  RIGHT OF TRUSTEE TO RELY ON OFFICERS'CERTIFICATE, ETC...........................................................30
   SECTION 5.8  PERSONS ELIGIBLE FOR APPOINTMENT AS TRUSTEE.....................................................................30
   SECTION 5.9  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE.......................................................30
   SECTION 5.10 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE..................................................................32
   SECTION 5.11 APPOINTMENT OF CO-TRUSTEE.......................................................................................32
   SECTION 5.12 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE..........................................33

ARTICLE SIX CONCERNING THE SECURITYHOLDERS......................................................................................34

   SECTION 6.1  EVIDENCE OF ACTION TAKEN BY SECURITYHOLDERS.....................................................................34
   SECTION 6.2  PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF SECURITIES; RECORD DATE.....................................34
   SECTION 6.3  HOLDERS TO BE TREATED AS OWNERS.................................................................................34
   SECTION 6.4  SECURITIES OWNED BY ISSUER DEEMED NOT OUTSTANDING...............................................................35
   SECTION 6.5  RIGHT OF REVOCATION OF ACTION TAKEN.............................................................................35

ARTICLE SEVEN SUPPLEMENTAL INDENTURES...........................................................................................36

   SECTION 7.1  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS......................................................36
   SECTION 7.2  SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS.........................................................37
   SECTION 7.3  EFFECT OF SUPPLEMENTAL INDENTURE................................................................................38
   SECTION 7.4  DOCUMENTS TO BE GIVEN TO TRUSTEE................................................................................38
   SECTION 7.5  NOTATION ON SECURITIES IN RESPECT OF SUPPLEMENTAL INDENTURES....................................................38
   SECTION 7.6  SUBORDINATION UNIMPAIRED........................................................................................38

ARTICLE EIGHT CONSOLIDATION, MERGER, SALE OR CONVEYANCE.........................................................................38
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   SECTION 8.1  ISSUER AND GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS...................................................38
   SECTION 8.2  SUCCESSOR ENTITY SUBSTITUTED....................................................................................39
   SECTION 8.3  OPINION OF COUNSEL TO TRUSTEE...................................................................................39

ARTICLE NINE SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS..........................................................40

  SECTION 9.1   SATISFACTION AND DISCHARGE OF INDENTURE.........................................................................40
  SECTION 9.2   ISSUER'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.....................................................41
  SECTION 9.3   DEFEASANCE AND DISCHARGE........................................................................................41
  SECTION 9.4   COVENANT DEFEASANCE.............................................................................................41
  SECTION 9.5   CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.................................................................41
  SECTION 9.6   APPLICATION BY TRUSTEE OF FUNDS DEPOSITED FOR PAYMENT OF SECURITIES.............................................43
  SECTION 9.7   REPAYMENT OF MONEYS HELD BY PAYING AGENT........................................................................44
  SECTION 9.8   RETURN OF MONEYS HELD BY TRUSTEE AND PAYING AGENT UNCLAIMED FOR TWO YEARS.......................................44
  SECTION 9.9   INDEMNITY FOR DIRECT OBLIGATIONS OF THE UNITED STATES...........................................................44
  SECTION 9.10  REINSTATEMENT...................................................................................................44

ARTICLE TEN MISCELLANEOUS PROVISIONS............................................................................................44

  SECTION 10.1  INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS OF ISSUER AND GUARANTORS EXEMPT FROM INDIVIDUAL LIABILITY...45
  SECTION 10.2  PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF PARTIES AND SECURITYHOLDERS.....................................45
  SECTION 10.3  SUCCESSORS AND ASSIGNS OF ISSUER AND GUARANTORS BOUND BY INDENTURE..............................................45
  SECTION 10.4  NOTICES AND DEMANDS ON ISSUER, GUARANTORS, TRUSTEE AND SECURITYHOLDERS..........................................45
  SECTION 10.5  OFFICERS'CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN...............................46
  SECTION 10.6  PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS.................................................................47
  SECTION 10.7  CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST INDENTURE ACT OF 1939.........................................47
  SECTION 10.8  NEW YORK LAW TO GOVERN..........................................................................................47
  SECTION 10.9  CONSENT TO JURISDICTION AND SERVICE OF PROCESS..................................................................47
  SECTION 10.10 JUDGMENT CURRENCY...............................................................................................48
  SECTION 10.12 EFFECT OF HEADINGS..............................................................................................48

ARTICLE ELEVEN REDEMPTION OF SECURITIES AND SINKING FUNDS.......................................................................48

  SECTION 11.1  APPLICABILITY OF ARTICLE........................................................................................48
  SECTION 11.2  NOTICE OF REDEMPTION; PARTIAL REDEMPTIONS.......................................................................49
  SECTION 11.3  PAYMENT OF SECURITIES CALLED FOR REDEMPTION.....................................................................50
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  SECTION 11.4  EXCLUSION OF CERTAIN SECURITIES FROM ELIGIBILITY FOR SELECTION FOR REDEMPTION...................................50
  SECTION 11.5  MANDATORY AND OPTIONAL SINKING FUNDS............................................................................50

ARTICLE TWELVE ADDITIONAL AMOUNTS; CERTAIN TAX PROVISIONS.......................................................................52

  SECTION 12.1  REDEMPTION UPON CHANGES IN WITHHOLDING TAXES....................................................................52
  SECTION 12.2  PAYMENT OF ADDITIONAL AMOUNTS...................................................................................53

ARTICLE THIRTEEN GUARANTEES.....................................................................................................55

  SECTION 13.1  GUARANTEE.......................................................................................................55
  SECTION 13.2  EXECUTION AND DELIVERY OF GUARANTEES............................................................................56
  SECTION 13.3  RELEASE OF GUARANTEES...........................................................................................57

ARTICLE FOURTEEN SUBORDINATION OF SECURITIES....................................................................................57

  SECTION 14.1  AGREEMENT OF SUBORDINATION......................................................................................57
  SECTION 14.2  PAYMENTS TO HOLDERS.............................................................................................58
  SECTION 14.3  SUBROGATION OF SECURITIES.......................................................................................60
  SECTION 14.4  AUTHORIZATION TO EFFECT SUBORDINATION...........................................................................61
  SECTION 14.5  NOTICE TO TRUSTEE...............................................................................................61
  SECTION 14.6  TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS.......................................................................62
  SECTION 14.7  NO IMPAIRMENT OF SUBORDINATION..................................................................................62
  SECTION 14.8  CERTAIN CONVERSIONS DEEMED PAYMENT..............................................................................62
  SECTION 14.9  ARTICLE APPLICABLE TO PAYING AGENTS.............................................................................62
  SECTION 14.10 SENIOR INDEBTEDNESS ENTITLED TO RELY............................................................................63

ARTICLE FIFTEEN SUBORDINATION OF GUARANTEE......................................................................................63

  SECTION 15.1  AGREEMENT OF SUBORDINATION......................................................................................63
  SECTION 15.2  PAYMENTS TO HOLDERS.............................................................................................63
  SECTION 15.3  SUBROGATION OF SECURITIES.......................................................................................65
  SECTION 15.4  AUTHORIZATION OF EFFECT SUBORDINATION...........................................................................66
  SECTION 15.5  NOTICE TO TRUSTEE...............................................................................................66
  SECTION 15.6  TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS.......................................................................67
  SECTION 15.7  NO IMPAIRMENT OF SUBORDINATION..................................................................................67
  SECTION 15.8  CERTAIN CONVERSIONS DEEMED PAYMENT..............................................................................68
  SECTION 15.9  ARTICLE APPLICABLE TO PAYING AGENTS.............................................................................68
  SECTION 15.10 SENIOR INDEBTEDNESS ENTITLED TO RELY............................................................................68
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                                       iv

         THIS INDENTURE, dated as of ________, 2000, among TYCO INTERNATIONAL GROUP S.A., a Luxembourg company (the "Issuer"), TYCO INTERNATIONAL LTD., a Bermuda company ("Tyco"), and _______________, a ______________________ banking corporation (the "Trustee").

                              W I T N E S S E T H :

         WHEREAS, the Issuer has duly authorized the issue from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and to provide, among other things, for the authentication, delivery and administration thereof, and the Issuer has duly authorized the execution and delivery of this Indenture;

         WHEREAS, Tyco has duly authorized the execution and delivery of this Indenture and deems it appropriate from time to time to issue its guarantees of the Securities on the terms and substantially in the form herein provided; and

         WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

         NOW, THEREFORE:

         In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer, Tyco and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

         SECTION 1.1 CERTAIN TERMS DEFINED. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the terms "generally accepted accounting principles" means such accounting principles as are generally accepted in the United States at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

         "Affiliate" means, with respect to any specified Person: (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; (ii) any other Person that owns, directly or indirectly, 10% or more of such specified Person's Capital Stock or any officer or director of any such specified Person or other Person;
(iii) any other Person 10% or more of the Voting Stock of which is beneficially owned or held directly or indirectly by such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Board of Directors" means either the Board of Directors of the Issuer, Tyco or any other Guarantor, as the case may be, or any committee of such Board of Directors duly authorized to act hereunder.

         "Business Day" means, with respect to any Security, a day that in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Security, is not a day on which banking institutions are authorized by law or regulation to close.

         "Capital Stock" of any Person means any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, other equity interests whether now outstanding or issued after the date of this Indenture, partnership interests, (whether general or limited), any other interest or participation that confers on a Person that right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and any rights (other than debt securities convertible into Capital Stock), warrants or options exchangeable for or convertible into such Capital Stock.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

         "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at _________________________, Attention: Corporate Trust Administration.

         "Depositary" means, unless otherwise specified by the Issuer pursuant to either Section 2.4 or 2.13, with respect to Securities of any series issuable or issued as a Global Security, The Depository Trust Company, New York, New York, or any successor thereto registered under the Securities Exchange Act of 1934 or other applicable statute or regulation.

         "Event of Default" means any event or condition specified as such in
Section 4.1.

         "Global Security" means a Security issued to evidence all or part of any series of Securities which is executed by the Issuer and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and pursuant to an Issuer order which shall be registered in the name of the Depositary or its nominee.

         "Guarantee" means the unconditional guarantee by Tyco or any other Guarantor of the due and punctual payment of principal of and interest on the Securities when and as the same shall become due and payable, whether at the stated maturity, by acceleration, call for redemption or otherwise in accordance with the terms of the Securities and this Indenture.

         "Guarantor" means Tyco until a successor replaces Tyco pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.

         "Guarantor Senior Indebtedness" means the principal of, premium, if any, and interest on, (i) all Tyco's or any other Guarantor's indebtedness for money borrowed, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, except such indebtedness as is by its terms expressly stated to be not superior in right of payment to the Guarantees or to rank pari passu with the Guarantees and (ii) any deferrals, renewals or extensions of any such Guarantor Senior Indebtedness; provided, however, that Guarantor Senior Indebtedness shall not include (1) any obligation of Tyco or any other Guarantor to any Subsidiary, (2) any liability for federal, state, local or other taxes owed or owing by Tyco or any other Guarantor, (3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities), (4) any indebtedness, guarantee or obligation of Tyco or any other Guarantor which is expressly subordinate or junior in right of payment in any respect to any indebtedness, guarantee or obligation of Tyco or any other Guarantor, including any senior subordinated indebtedness and any other subordinated obligations, (5) any obligations with respect to any Capital Stock, or (6) any indebtedness incurred in violation of this Indenture. The term "indebtedness for money borrowed" as used herein shall include, without limitation, any obligation of, or any obligation guaranteed by, Tyco or any other Guarantor for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, and any deferred obligation for the payment of the purchase price of property or assets.

         "Holder", "holder of Securities", "Securityholder" or other similar terms mean the registered holder of any Security.

         "Indebtedness" means, without duplication, the principal or face amount of (i) all obligations for borrowed money, (ii) all obligations evidenced by debentures, notes or other similar instruments, (iii) all obligations in respect of letters of credit or bankers acceptances or similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (v) all obligations as lessee which are capitalized in accordance with generally accepted accounting principles, and
(vi) all Indebtedness of others guaranteed by the Issuer or any of its subsidiaries or for which the Issuer or any of its subsidiaries is legally responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds or to invest in, others).

         "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

         "Interest" means, when used with respect to non-interest bearing Securities, interest payable after maturity.

         "Issuer" means Tyco International Group S.A., and, subject to Article Eight, its successors and assigns.

         "Officers' Certificate" means a certificate signed by two managing directors or by the chairman or any vice chairman of the Board of Directors or the president or any vice president and by the treasurer or any assistant treasurer or the secretary or any assistant secretary of the Issuer, Tyco or any other Guarantor, as the case may be, and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 10.5.

         "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer and who shall be satisfactory to the Trustee. Each such opinion shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in
Section 10.5, if and to the extent required hereby.

         "Original issue date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

         "Original Issue Discount Security" means a Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 4.1.

         "Outstanding", when used with reference to Securities, shall, subject to the provisions of Section 6.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

              (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

              (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own paying agent), provided that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

              (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of

         Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

         In determining whether the holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 4.1.

         "Paying Agent" means any Person authorized by the Issuer to pay the principal of or any premium or interest on any Securities on behalf of the Issuer.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "principal" whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any".

         "Representative" means the (i) indenture trustee or other trustee, agent or representative for any Senior Indebtedness or (ii) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative, (a) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required persons necessary to bind such holders or owners of such Senior Indebtedness and (b) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

         "Responsible Officer" when used with respect to the Trustee means any vice president, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

         "Security" or "Securities" has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

         "Senior Indebtedness" means the principal of, premium, if any, and interest on, (i) all the Issuer's other indebtedness for money borrowed, other than the Securities, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, except such indebtedness as is by its terms expressly stated to be not superior in right of payment to the Securities or to rank pari passu with the Securities and (ii) any deferrals, renewals or extensions of any such Senior Indebtedness; provided, however, that Senior Indebtedness shall not include (1) any obligation of the Issuer to any Subsidiary, (2) any liability for federal, state, local or other taxes owed or owing by the Issuer, (3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities), (4) any indebtedness, guarantee or obligation of the Issuer which is expressly subordinate or junior in right of payment in any respect to any other indebtedness, guarantee or obligation of the Issuer, including any senior subordinated Indebtedness and any other subordinated obligations, (5) any obligations with respect to any Capital Stock, or (6) any Indebtedness incurred in violation of this Indenture. The term "indebtedness for money borrowed" as used herein shall include, without limitation, any obligation of, or any obligation guaranteed by, the Issuer for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, and any deferred obligation for the payment of the purchase price of property or assets.

         "Subsidiary" means any Person of which at least a majority of the outstanding Voting Stock shall at the time directly or indirectly be owned or controlled by the Issuer or by one or more Subsidiaries or by the Issuer and one or more Subsidiaries.

         "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Five, shall also include any successor trustee.

         "Trust Indenture Act of 1939" (except as otherwise provided in Sections
7.1 and 7.2) means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed.

         "vice president" when used with respect to the Issuer, Tyco, any other Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president".

         "Voting Stock" of a Person means Capital Stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         "Yield to Maturity" means the yield to maturity on a series of Securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

                                   ARTICLE TWO

                                   SECURITIES

         SECTION 2.1 FORMS GENERALLY. The Securities of each series shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to a resolution of the Board of Directors of the Issuer, or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities as evidenced by their execution of such Securities.

         SECTION 2.2 FORM OF GUARANTEE. The form of Guarantee shall be set forth on the Securities substantially as follows:

                                    GUARANTEE

         For value received, Tyco hereby absolutely, unconditionally and irrevocably guarantees to the holder of this Security the payment of principal of, interest on and Additional Amounts in respect of the Security upon which this Guarantee is endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of such Security, if lawful, and the payment or performance of all other obligations of the Issuer under the Indenture or the Securities, to the holder of such Security and the Trustee, all in accordance with and subject to the terms and limitations of such Security and Article Thirteen of the Indenture. This Guarantee is subordinate to senior indebtedness of Tyco as set forth in the Indenture. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Security. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Dated:

                                  TYCO INTERNATIONAL LTD.

                                  By:
                                     ----------------------------------
                                     Name:
                                     Title:

         SECTION 2.3 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

         This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                                                 , as Trustee
                                  -------------------------------
                                  By
                                    -----------------------------------
                                    Authorized Signatory

         SECTION 2.4 AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Fourteen.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a resolution of the Board of Directors of the Issuer and set forth in an Officers' Certificate of the Issuer, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

              (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

              (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.9, 2.10, 2.12 or 11.3);

              (3) the date or dates on which the principal of the Securities of the series is payable;

              (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate shall be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

              (5) the place or places where the principal of and any interest on Securities of the series shall be payable (if other than as provided in Section 3.2);

              (6) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

              (7) if other than denominations of $1,000 and any multiple thereof, the denominations in which Securities of the series shall be issuable;

              (8) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to
         Section 4.1 or provable in bankruptcy pursuant to Section 4.2;

              (9) whether the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities; the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other individual Securities; and the Depositary for Global Security or Securities;

              (10) whether all of the provisions of this Indenture relating to the subordination of the Securities (including the provisions of Article Fourteen), or different subordination provisions, including a different definition of "Senior Indebtedness," will apply to Securities of the series;

              (11) any conversion or exchange features applicable to the Securities;

              (12) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture); and

              (13) if other than the Trustee, any trustees, authenticating or Paying Agents, transfer agents or registrars or any other agents with respect to the Securities of such series.

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto.

         SECTION 2.5 AUTHENTICATION AND DELIVERY OF SECURITIES. At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities (with Guarantees endorsed thereon) of any series executed by the Issuer to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the written order of the Issuer, signed by any two managing directors or by both (a) the chairman of its Board of Directors, or any vice chairman of its Board of Directors, or its president or vice president and (b) its secretary or any assistant secretary or its treasurer or any assistant treasurer, without any further action by the Issuer. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 5.1) shall be fully protected in relying upon:

              (1) a certified copy of any resolution or resolutions of the Board of Directors of the Issuer authorizing the action taken pursuant to the resolution or resolutions delivered under clause (2) below;

              (2) a copy of any resolution or resolutions of the Board of Directors of the Issuer relating to such series, in each case certified by a director the secretary or any assistant secretary of the Issuer;

              (3) an executed supplemental indenture setting forth the form and terms of the Securities as required pursuant to Sections 2.1 and 2.4 respectively, if any;

              (4) an Officers' Certificate of the Issuer setting forth the form and terms of the Securities as required pursuant to Section 2.1 and 2.4, respectively and prepared in accordance with Section 10.5;

              (5) an Opinion of Counsel, prepared in accordance with Section 10.5, to the effect

                   (a) that the form or forms and terms of such Securities have been established by or pursuant to a resolution of the Board of Directors of the Issuer or by a supplemental indenture as permitted by Sections 2.1 and 2.4 in conformity with the provisions of this Indenture;

                   (b) that such Securities, when authenticated in accordance with the terms of this Indenture and delivered by the Trustee and issued by and delivered by or to the order of the Issuer, against payment therefor, in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Issuer;

                   (c) that all laws and requirements in respect of the
              execution and delivery by the Issuer of the Securities have been complied with; and

                   (d) covering such other matters as the Trustee may reasonably request.

         Notwithstanding the provisions of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver an Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of such Security of such series if an Opinion of Counsel is delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued and reasonably contemplates such authentication of each such Security.

         The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders.

         SECTION 2.6 EXECUTION OF SECURITIES. The Securities shall be signed on behalf of the Issuer by any two managing directors or by both (a) the chairman of its Board of Directors or any vice chairman of its Board of Directors or its president or any vice president and (b) its treasurer or any assistant treasurer or its secretary or any assistant secretary, which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

         In case any managing director or officer of the Issuer who shall have signed any of the Securities shall cease to be such managing director or officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security, shall be the proper managing directors or officers of the Issuer, although at the date of the execution and delivery of this Indenture any such Person was not such a managing director or an officer.

         SECTION 2.7 CERTIFICATE OF AUTHENTICATION. Only such Securities (and Guarantees endorsed thereon) as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         SECTION 2.8 DENOMINATION AND DATE OF SECURITIES; PAYMENTS OF INTEREST. The Securities shall be issuable as registered securities without coupons and in denominations as shall be specified as contemplated by Section 2.4. In the absence of any such specification with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any multiple thereof. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

         Each Security shall be dated the date of its authentication, shall bear interest, if any, from the date and shall be payable on the dates, in each case, which shall be specified as contemplated by Section 2.4.

         The Person in whose name any Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the persons in whose names Outstanding Securities for such series are registered at the close of business on a subsequent record date (which shall not be less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the holders of Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) shall mean the date specified as such in the terms of the Securities of any particular series, or, if no such date is so specified, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

         SECTION 2.9 REGISTRATION, TRANSFER AND EXCHANGE. The Issuer will keep or cause to be kept at each office or agency to be maintained for the purpose as provided in Section 3.2 a Security register for each series of Securities in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Securities as in this Article provided. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such Security register shall be open for inspection by the Trustee.

         Upon due presentation for registration of transfer of any Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series in authorized denominations for a like aggregate principal amount, and the Issuer shall record or cause to be recorded the transfer in the Security register or registers.

         Any Security or Securities of any series may be exchanged for a Security or Securities of the same series in other authorized denominations, in an equal aggregate principal amount. Securities of any series to be exchanged shall be surrendered at any office or agency to be maintained by the Issuer for the purpose as provided in Section 3.2, and the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities of the same series which the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

         All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee, duly executed by the Holder or his attorney duly authorized in writing.

         The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

         The Issuer shall not be required to exchange or register a transfer of
(a) any Securities of any series for a period of 15 days next preceding the first mailing of notice of redemption of Securities of such series to be redeemed, or (b) any Securities selected, called or being called for redemption except, in the case of any Security where public notice has been given that such Security is to be redeemed in part, the portion thereof not so to be redeemed.

         All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

         None of the Issuer, any Guarantor, the Trustee or any Paying Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

         SECTION 2.10 MUTILATED, DEFACED, DESTROYED, LOST AND STOLEN SECURITIES. In case any temporary or definitive Security shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer, any Guarantor and to the Trustee and any agent of the Issuer, such Guarantor or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

         Upon the issuance of any substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and any Guarantor) connected therewith. In case any security which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer, the Guarantors and to the Trustee and any agent of the Issuer, the Guarantors or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

         Every substitute Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.11 CANCELLATION OF SECURITIES; DESTRUCTION THEREOF. All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be canceled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of canceled Securities held by it in accordance with its policy of disposal or, upon the written request of the Issuer, deliver such canceled Securities to the Issuer. If the Issuer shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

         SECTION 2.12 TEMPORARY SECURITIES. Pending the preparation of definitive Securities for any series, the Issuer may execute, the Guarantors shall endorse and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee).

Temporary Securities of any series shall be issuable as registered Securities without coupons, of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer, endorsed by the Guarantors and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series a like aggregate principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series.

         SECTION 2.13 SECURITIES ISSUABLE IN THE FORM OF A GLOBAL SECURITY.

                   (a) If the Issuer shall establish pursuant to Section 2.4
              that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with Section 2.5 and the Issuer order delivered to the Trustee thereunder, authenticate and deliver, such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Securities of such series to be represented by such Global Security or Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

                   (b) Notwithstanding any other provision of this Section 2.13 or of Section 2.9, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 2.9, only to another nominee of the Depositary for such Global Security, or by the nominee of the Depositary to the Depositary, or to a successor Depositary for such Global Security selected or approved by the Issuer or to a nominee of such successor Depositary.

                   (c) (i)   If at any time the Depositary for a Global Security
              notifies the Issuer that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for the Securities for such series shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, or other applicable statute or regulation, the Issuer shall appoint a successor Depositary with respect to such Global

              Security. If a successor Depositary for such Global Security is not appointed by the Issuer within 90 days after the Issuer receives notice or becomes aware of such ineligibility, the Issuer's election pursuant to Section 2.4(9) shall no longer be effective with respect to such Global Security and the Issuer will execute, and the Trustee, upon receipt of an Issuer order for the authentication and delivery of individual Securities of such series in exchange for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in a definitive form in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

                   (ii) The Issuer may at any time and in its sole discretion determine that the Securities of any series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Issuer will execute, and the Trustee, upon receipt of an Issuer order for the authentication and delivery of individual Securities of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in a definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series in exchange for such Global Security or Securities.

                   (iii) If specified by the Issuer pursuant to Section 2.4 with respect to Securities issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for individual Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Issuer and such Depositary. Thereupon the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge,
              (1) to each Person specified by such Depositary a new Security or Securities of the same series of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such person's beneficial interest in the Global Security; and (2) to such Depositary a new Global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

                   (iv) In any exchange provided for in any of the preceding three paragraphs, the Issuer will execute, the Guarantors will endorse and the Trustee will authenticate and deliver individual Securities in definitive registered form in authorized denominations. Upon the exchange of a Global Security for individual Securities, such Global Security shall be canceled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

         SECTION 2.14 CUSIP NUMBERS. The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                 ARTICLE THREE

                     COVENANTS OF THE ISSUER AND THE TRUSTEE

         SECTION 3.1 PAYMENT OF PRINCIPAL AND INTEREST. The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities of such series at the place or places, at the respective times and in the manner provided in such Securities. Each installment of interest on the Securities of any series may be paid by mailing checks for such interest payable to or upon the written order of the holders of Securities entitled thereto as they shall appear on the registry books of the Issuer.

         SECTION 3.2 OFFICES FOR PAYMENTS, ETC. So long as any of the Securities remain outstanding, the Issuer will maintain in The Borough of Manhattan, The City of New York for each series: an office or agency (a) where the Securities may be presented for payment, (b) where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and (c) where notices and demands to or upon the Issuer in respect of the Securities or of this Indenture may be served. The Issuer will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Unless otherwise specified in accordance with Section 2.4, the Issuer hereby initially designates the Corporate Trust Office of the Trustee acting as the Issuer's agent, as the office to be maintained by it for each such purpose. In case the Issuer shall fail to so designate or maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.

         SECTION 3.3 APPOINTMENT TO FILL A VACANCY IN OFFICE OF TRUSTEE. The Issuer, whenever necessary to avoid or fill a vacancy in the office of the Trustee, will appoint, in the manner provided in Section 5.9, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

         SECTION 3.4 PAYING AGENT. Whenever the Issuer shall appoint a Paying Agent other than the Trustee with respect to the Securities of any series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section.

              (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series or of the Trustee,

              (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable, and

              (c) pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause (b) above.

         The Issuer will, on or prior to each due date of the principal of or interest on the Securities of such series, deposit with the Paying Agent a sum sufficient to pay such principal or interest so becoming due, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

         If the Issuer shall act as its own paying agent with respect to the Securities of any series, it will, on or before each due date of the principal of or interest on the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

         Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

         Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 9.3 and 9.4.

         SECTION 3.5 CERTIFICATE OF THE ISSUER AND THE GUARANTORS. So long as any of the Securities remain outstanding, the Issuer, Tyco and any other Guarantor will furnish to the Trustee on or before March 31 in each year (beginning with 2001) a brief certificate (which need not comply with Section 10.5) executed by the principal executive, financial or accounting officer of each of the Issuer, Tyco and such Guarantor on their respective behalf as to his or her knowledge of the Issuer's, Tyco's and such Guarantor's, as the case may be, compliance with all covenants and agreements under the Indenture required to be complied with by the Issuer, Tyco and such Guarantor, respectively, (such compliance to be determined without regard to any period of grace or requirement of notice provided under the Indenture). Such certificate need not include a reference to any non-compliance that has been fully cured prior to the date as of which such certificate speaks.

         SECTION 3.6 SECURITYHOLDERS LISTS. If and so long as the Trustee shall not be the Security registrar for the Securities of any series, the Issuer will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the holders of the Securities of such series pursuant to Section 312 of the Trust Indenture Act of 1939 (a) semi-annually not more than 15 days after each record date for the payment of interest on such Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.4 for non-interest bearing securities in each year, and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished.

         SECTION 3.7 REPORTS BY THE ISSUER AND TYCO. So long as any of the Securities remain outstanding, the Issuer and Tyco each covenants to file with the Trustee, within 15 days after the Issuer and Tyco are required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports which the Issuer and Tyco may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; provided, however, that the Issuer and Tyco shall have no obligation to file such reports with the Trustee as long as no Securities of any series are Outstanding.

         SECTION 3.8 REPORTS BY THE TRUSTEE. Any Trustee's report required under
Section 313(a) of the Trust Indenture Act of 1939 shall be transmitted on or before July 15 in each year following the date hereof, so long as any Securities are outstanding hereunder, and shall be dated as of a date convenient to the Trustee no more than 60 nor less than 45 days prior thereto.

         SECTION 3.9 NOTICE TO TRUSTEE. The Issuer, Tyco or any other Guarantor shall provide written notice to the Trustee within 30 days of the occurrence of any Event of Default under Section 4.1.

                                  ARTICLE FOUR

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

         SECTION 4.1 EVENT OF DEFAULT DEFINED; ACCELERATION OF MATURITY; WAIVER OF DEFAULT. "Event of Default" with respect to Securities of any series wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

              (a) default in the payment of any installment of interest upon or any Additional Amounts in respect of any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

              (b) default in the payment of all or any part of the principal on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

              (c) default in the payment of any sinking fund installment as and when the same shall become due and payable by the terms of the Securities of such series; or

              (d) default in the performance, or breach, of any covenant or agreement of the Issuer, Tyco or any other Guarantor in respect of the Securities of such series and related Guarantees (other than a covenant or agreement in respect of the Securities of such series and related Guarantees a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after the date on which there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of all series affected thereby, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

              (e) any Guarantee shall for any reason cease to be, or shall for any reason be asserted in writing by any Guarantor or the Issuer not to be in full force and effect and enforceable in accordance with its terms except to the extent contemplated by the Indenture and any such Guarantee;

              (f) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer, Tyco or any other Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer, Tyco or any other Guarantor for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

              (g) the Issuer, Tyco or any other Guarantor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer, Tyco or any other Guarantor for any substantial part of its property, or make any general assignment for the benefit of creditors; or

              (h) any other Event of Default provided in the supplemental indenture or resolution of the Board of Directors under which such series of Securities is issued or in the form of Security for such series.

         If an Event of Default described in clauses (a), (b), (c), (d), (e) or
(h) above (if the Event of Default under clause (d) or (h), as the case may be, is with respect to less than all series of Securities then Outstanding) occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clause (d) or (h) (if the Event of Default under clause (d) or (h), as the case may be, is with respect to all series of Securities then Outstanding), (f) or (g) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then outstanding and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. Any payments by the Issuer on the Securities following any such acceleration will be subject to the subordination provisions of Article Fourteen to the extent provided therein.

         The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer, Tyco or any other Guarantor shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may
be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein -- then and in every such case the Holders of a majority in aggregate principal amount of all the Securities of such series, each series voting as a separate class (or of all the Securities, as the case may be, voting as a single class), then outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults with respect to such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

         For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

         SECTION 4.2 COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAY PROVE DEBT. Each of the Issuer, Tyco and any other Guarantor covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise -- then upon demand of the Trustee, the Issuer, Tyco and such Guarantor will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of series for principal or interest, as the case may be (with interest to the date of such payment upon the overdue principal and to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

         Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of any series to the Holders, whether or not the principal of and interest on the Securities of such series be overdue.

         In case the Issuer, Tyco or any other Guarantor shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer, Tyco, such Guarantor or other obligor upon such Securities and collect in the manner provided by law out of the property of the Issuer, Tyco, such Guarantor or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

         In case there shall be pending proceedings relative to the Issuer, Tyco, any other Guarantor or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer, Tyco or such Guarantor or their respective property or such other obligor or its property, or in case of any other comparable judicial proceedings relative to the Issuer, Tyco, such Guarantor or other obligor upon the Securities of any series, or to the creditors or property of the Issuer, Tyco, such Guarantor or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

              (a) to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Issuer Tyco, such Guarantor or other obligor upon the Securities of any series, or to the creditors or property of the Issuer, Tyco, such Guarantor or such other obligor,

              (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

              (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 5.6.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan or reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities in respect of which such action was taken.

         In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities in respect to which such action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

         SECTION 4.3 APPLICATION OF PROCEEDS. Any moneys collected by the Trustee pursuant to this Article in respect of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

              FIRST: To the payment of costs and expenses applicable to such series in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 5.6;

              SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, subject to Article Fourteen, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

              THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, subject to Article Fourteen, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest or Yield to Maturity, without preference or priority of principal over interest or Yield to Maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

              FOURTH: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.

         SECTION 4.4 SUITS FOR ENFORCEMENT. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         SECTION 4.5 RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

         SECTION 4.6 LIMITATIONS ON SUITS BY SECURITYHOLDERS. No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such series then outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 4.7 UNCONDITIONAL RIGHT OF SECURITYHOLDERS TO INSTITUTE CERTAIN SUITS. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security to receive payment of the principal of and interest on such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

         SECTION 4.8 POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT. Except as provided in Section 4.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         No delay or omission of the Trustee or of any Securityholder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 4.6, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

         SECTION 4.9 CONTROL BY SECURITYHOLDERS. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 5.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 5.1) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

         Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

         SECTION 4.10 WAIVER OF PAST DEFAULTS. Prior to a declaration of the acceleration of the maturity of the Securities of any series as provided in
Section 4.1, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding (each such series voting as a separate class) may on behalf of the Holders of all the Securities of such series waive any past default or Event of Default described in clause (d) or (h) of Section 4.1 which relates to less than all series of Securities then Outstanding, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each Holder affected as provided in Section 7.2. Prior to a declaration of acceleration of the maturity of the Securities of any series as provided in Section 4.1, the Holders of Securities of a majority in principal amount of all the Securities then Outstanding (voting as one class) may on behalf of all Holders waive any past default or Event of Default referred to in said clause (d) or (h) which relates to all series of Securities then Outstanding, or described in clause (f) or (g) of Section 4.1, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected as provided in
Section 7.2. In the case of any such waiver, the Issuer, Tyco, any other Guarantor, the Trustee and the Holders of the Securities of each series affected shall be restored to their former positions and rights hereunder, respectively.

         Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         SECTION 4.11 TRUSTEE TO GIVE NOTICE OF DEFAULT, BUT MAY WITHHOLD IN CERTAIN CIRCUMSTANCES. The Trustee shall give to the Securityholders of any series, as the names and addresses of such Holders appear on the registry books, notice by mail of all defaults known to the Trustee which have occurred with respect to such series, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, or in the payment of any sinking or purchase fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

         SECTION 4.12 RIGHT OF COURT TO REQUIRE FILING OF UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clauses (d) or (h) of Section 4.1 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities Outstanding affected thereby, or in the case of any suit relating to or arising under clauses (d) or (h) (if the suit relates to all the Securities then Outstanding (treated as one class), (f) or
(g) of Section 4.1, 10% in aggregate principal amount of all Securities Outstanding (treated as one class), or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security.

                                  ARTICLE FIVE

                             CONCERNING THE TRUSTEE

         SECTION 5.1 DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT; PRIOR TO DEFAULT. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

              (a) prior to the occurrence of an Event of Default with respect to the securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

              (i) the duties and obligations of the Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

              (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

              (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

              (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 4.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity or security against such liability is not reasonably assured to it.

         The provisions of this Section 5.1 are in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act of 1939. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 5.2 CERTAIN RIGHTS OF THE TRUSTEE. In furtherance of and subject to the Trust Indenture Act of 1939, and subject to Section 5.1:

              (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by any managing director or the secretary or an assistant secretary of the Issuer;

              (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or opinion of counsel;

              (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

              (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

              (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation reasonably requested by the Holders as aforesaid shall be paid by the Issuer or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Issuer upon demand; and

              (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

              (h) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities, this Indenture or other information related to the Securities.

         SECTION 5.3 TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITION OF SECURITIES OR APPLICATION OF PROCEEDS THEREOF. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

         SECTION 5.4 TRUSTEE AND AGENTS MAY HOLD SECURITIES; COLLECTIONS, ETC. The Trustee or any agent of the Issuer, Tyco, any other Guarantor or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer, Tyco or such Guarantor and receive, collect, hold and retain collections from the Issuer, Tyco or such Guarantor with the same rights it would have if it were not the Trustee or such agent.

         SECTION 5.5 MONEYS HELD BY TRUSTEE. Subject to the provisions of
Section 9.8 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

         SECTION 5.6 COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS PRIOR CLAIM. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except to the extent any such expense, disbursement or advance may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee, its agents and each predecessor trustee for, and to hold it harmless against, any loss, liability or expense arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and the performance of its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises, except to the extent such loss liability or expense is due to the negligence or bad faith of the Trustee, agent or such predecessor trustee. The obligations of the Issuer under this Section to compensate and indemnify the Trustee, its agents and each predecessor trustee and to pay or reimburse the Trustee and each predecessor trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a lien senior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities, and the Securities are hereby subordinated to such lien.

         SECTION 5.7 RIGHT OF TRUSTEE TO RELY ON OFFICERS' CERTIFICATE, ETC. Subject to Sections 5.1 and 5.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

         SECTION 5.8 PERSONS ELIGIBLE FOR APPOINTMENT AS TRUSTEE. The Trustee for each series of Securities hereunder shall at all times be a corporation or national banking association having a combined capital and surplus of at least $50,000,000, and which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act of 1939. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         SECTION 5.9 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE.

              (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and by mailing notice thereof by first class mail to Holders of the applicable series of Securities at their last addresses as they shall appear on the Security register. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 4.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

              (b) In case at any time any of the following shall occur:

              (i)       the Trustee shall fail to comply with the provisions of
         Section 310(b) of the Trust Indenture Act of 1939 with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

              (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act of 1939 and shall fail to resign after written request therefor by the Issuer or by any Securityholder; or

              (iii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

              (c) The Holders of a majority in aggregate principal amount of the Securities of each series at the time outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in
         Section 6.1 of the action in that regard taken by the Securityholders.

              (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 5.9 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.10.

         SECTION 5.10 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 5.9 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 9.8, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 5.6.

         If a successor trustee is appointed with respect to the securities of one or more (but not all) series, the Issuer, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

         Upon acceptance of appointment by any successor trustee as provided in this Section 5.10, the Issuer shall mail notice thereof by first-class mail to the Holders of Securities of any series for which such successor trustee is acting as trustee at their last addresses as they shall appear in the Security register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.9. If the Issuer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

         SECTION 5.11 APPOINTMENT OF CO-TRUSTEE.

              (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of any trust created under this Indenture may at the time be located, the Trustee shall have the power and may execute and deliver all instruments necessary to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees and to vest in such Person or Persons, in such capacity and for the benefit of the Holders, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 5.12 and no notice to Holders of the appointment of any co-trustee or separate trustee shall be required under Section 5.8 hereof.

              (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

              (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to any trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

              (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

              (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

              (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article Five. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

              (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 5.12 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE. Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation or national banking association shall be eligible under the provisions of Section 5.8, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Securities of any series in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                                  ARTICLE SIX

                         CONCERNING THE SECURITYHOLDERS

         SECTION 6.1 EVIDENCE OF ACTION TAKEN BY SECURITYHOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 5.1 and 5.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

         SECTION 6.2 PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF SECURITIES; RECORD DATE. Subject to Sections 5.1 and 5.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be proved by the Security register or by a certificate of the registrar thereof. The Issuer may set a record date for purposes of determining the identity of holders of Securities of any series entitled to vote or consent to any action referred to in Section 6.1, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or reconsideration) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only Holders of Securities of such series of record on such record date shall be entitled to so vote or give such consent or revoke such vote or consent.

         SECTION 6.3 HOLDERS TO BE TREATED AS OWNERS. The Issuer, Tyco, any other Guarantor, the Trustee and any agent of the Issuer, Tyco, such Guarantor or the Trustee may deem and treat the Person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and none of the Issuer, Tyco, such Guarantor or the Trustee or any agent of the Issuer, Tyco, such Guarantor or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

         SECTION 6.4 SECURITIES OWNED BY ISSUER DEEMED NOT OUTSTANDING. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer, Tyco, any other Guarantor, or any other obligor on the Securities with respect to which such determination is being made or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, Tyco, such Guarantor or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer, Tyco, such Guarantor or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, Tyco, such Guarantor or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer, Tyco or such Guarantor shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer, Tyco or such Guarantor to be owned or held by or for the account of any of the above-described Persons; and, subject to Sections 5.1 and 5.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

         SECTION 6.5 RIGHT OF REVOCATION OF ACTION TAKEN. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, Tyco, any other Guarantor, the Trustee and the Holders of all the Securities affected by such action.

                                 ARTICLE SEVEN

                             SUPPLEMENTAL INDENTURES

         SECTION 7.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS. The Issuer, Tyco and any other Guarantor when authorized by resolutions of their respective Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

              (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

              (b) to evidence the succession of another corporation to the Issuer or any Guarantor, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Issuer pursuant to Article Eight;

              (c) to add to the covenants of the Issuer or any Guarantor such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

              (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors of the Issuer may deem necessary or desirable and which shall not adversely affect the interests of the Holders of the Securities in any material respect;

              (e) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 2.4;

              (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 5.10.

         The Trustee is hereby authorized to join with the Issuer, Tyco and any other Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 7.2.

         SECTION 7.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS. With the consent (evidenced as provided in Article Six) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding of all series affected by such supplemental indenture (voting as one class), the Issuer, Tyco and any other Guarantor, when authorized by resolutions of their respective Boards of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided, that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or modify the provisions of this Indenture with respect to the subordination of such series of Securities in a manner adverse to the Holders of Securities of such series, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 4.1 or the amount thereof provable in bankruptcy pursuant to Section 4.2, or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder without the consent of the Holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected.

         Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors certified by a managing director or the secretary or an assistant secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by
Section 6.1, the Trustee shall join with the Issuer, Tyco and any other Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture, or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the Issuer, Tyco, any other Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Issuer shall mail a notice thereof by first class mail to the Holders of Securities of each series affected thereby at their addresses as they shall appear on the registry books of the Issuer, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 7.3 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer, Tyco, any other Guarantor and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 7.4 DOCUMENTS TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Sections 5.1 and 5.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Seven complies with the applicable provisions of this Indenture.

         SECTION 7.5 NOTATION ON SECURITIES IN RESPECT OF SUPPLEMENTAL INDENTURES. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Issuer, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, Tyco and any other Guarantor, and authenticated by the Trustee and delivered in exchange for the Securities of such series then outstanding.

         SECTION 7.6 SUBORDINATION UNIMPAIRED. No provision in any supplemental indenture which affects the superior position of the holders of Senior Indebtedness shall be effective against holders of Senior Indebtedness.

                                 ARTICLE EIGHT

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

         SECTION 8.1 ISSUER AND GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS. Each of the Issuer, Tyco and any other Guarantors, if any, covenants that it will not merge or consolidate with any other Person or sell or convey all or substantially all of its assets to any Person, unless (i) either the Issuer or such Guarantor, as the case may be, shall be the continuing entity, or the successor entity or the Person which acquires by sale or conveyance substantially all the assets of the Issuer or such Guarantor, as the case may be (if other than the Issuer or such Guarantor, as the case may be) shall expressly assume the due and punctual payment of the principal of and interest on all the Securities or the obligations under the Guarantees, as the case may be, according to their tenor, and the due and punctual performance and observance of all of the covenants and agreements of this Indenture to be performed or observed by the Issuer or such Guarantor, as the case may be, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, and (ii) the Issuer or such Guarantor, as the case may be, or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or agreement.

         SECTION 8.2 SUCCESSOR ENTITY SUBSTITUTED. In case of any such consolidation, merger, sale or conveyance in which the Issuer or any Guarantor, as the case may be, is not the continuing entity, and following such an assumption by the successor entity, such successor entity shall succeed to and be substituted for the Issuer or such Guarantor, as the case may be, with the same effect as if it had been named herein. Such successor entity may cause to be signed, and may issue either in its own name or in the name of the Issuer or such Guarantor, as the case may be, prior to such succession any or all of the Securities or Guarantees as the case may be, issuable hereunder which theretofore shall not have been signed by the Issuer or such Guarantor, as the case may be, and delivered to the Trustee; and, upon the order of such successor entity instead of the Issuer or such Guarantor, as the case may be, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities or Guarantees, as the case may be, which previously shall have been signed and delivered by the officers of the Issuer or such Guarantor, as the case may be, to the Trustee for authentication, and any Securities or Guarantees, as the case may be, which such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities or Guarantees, as the case may be, so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities or Guarantees, as the case may be, theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities or such Guarantees, as the case may be, had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities or Guarantees thereafter to be issued as may be appropriate.

         In the event of any such sale or conveyance (other than a conveyance by way of lease) the Issuer or any Guarantor or any successor entity which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture, the Securities and any Guarantee and may be liquidated and dissolved.

         SECTION 8.3 OPINION OF COUNSEL TO TRUSTEE. The Trustee, subject to the provisions of Sections 5.1 and 5.2, may receive an Opinion of Counsel, prepared in accordance with Section 11.5, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

                                  ARTICLE NINE

            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

         SECTION 9.1 SATISFACTION AND DISCHARGE OF INDENTURE. If at any time (a) the Issuer or any Guarantor shall have paid or caused to be paid the principal of and interest on all the Securities of any series outstanding hereunder (other than Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.10) as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.10) or (c) (i) all the Securities of such series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or may, at the option of the Issuer, be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer or any Guarantor shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any Paying Agent to the Issuer in accordance with Section 9.8) or direct obligations of the United States of America, backed by its full faith and credit, or a combination of cash and such direct obligations, maturing as to principal and interest in such amounts and at such times as will insure the availability of cash sufficient to pay at maturity or upon redemption all Securities of such series (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.10) not theretofore delivered to the Trustee for cancellation, including principal and interest due or to become due on or prior to such date of maturity as the case may be, and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer with respect to Securities of such series, then this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) rights of registration of transfer and exchange of Securities of such series, and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of Holders to receive payments of principal thereof and interest thereon upon the original stated due dates therefor (but not upon acceleration) and remaining rights of the Holders to receive mandatory sinking fund payments, if any, in each case solely out of property so deposited with the Trustee, and (iv) the rights, obligations and immunities of the Trustee hereunder, and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to such series; provided, that the rights of Holders of the Securities to receive amounts in respect of principal of and interest on the Securities held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Securities are listed. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any, services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities of such series.

         SECTION 9.2 ISSUER'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE. In addition to discharge of the Indenture pursuant to Section 9.1, with respect to any series of Securities where the exact amount of principal and interest due on which can be determined at the time of making the deposit referred to in Section 9.5(a), the Issuer may at its option by resolution of its Board of Directors elect at any time either (a) to effect a defeasance (as defined in Section 9.3) of the Securities of such series under Section 9.3 or
(b) to effect a covenant defeasance (as defined in Section 9.4) of the Securities of such series under Section 9.4, in each case upon compliance with the applicable conditions set forth below in this Article Nine.

         SECTION 9.3 DEFEASANCE AND DISCHARGE. Upon the Issuer's exercise of the option set forth in clause (a) of Section 9.2 with respect to the Securities of a series, the Issuer and each Guarantor shall be deemed to have been discharged from its obligations, and the provisions of Article Fourteen shall cease to be effective, with respect to the Securities of such series on and after the date the conditions precedent set forth in Section 9.5 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire Indebtedness represented by the Securities of such series and the Issuer and each Guarantor shall be deemed to have satisfied all their respective other obligations under the Securities of such series and under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for, (i) rights of registration of transfer and exchange of Securities of such series, and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of Holders to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, in each case solely from the trust funds described in Section 9.5(a); and (iv) the rights, obligations and immunities of the Trustee hereunder. Subject to compliance with this Article Nine, the Issuer may exercise its option under this Section 9.3 notwithstanding the prior exercise of its option under Section 9.4 with respect to the Securities of such series.

         SECTION 9.4 COVENANT DEFEASANCE. Upon the Issuer's exercise of the option set forth in clause (b) of Section 9.2 with respect to the Securities of a series, the Issuer and each Guarantor shall be released from their respective obligations under Section 3.9 and Article Eight with respect to the Securities of such series, and the provisions of Article Fourteen shall cease to be effective with respect to such Securities as provided in this Section, on and after the date the conditions precedent set forth in Section 9.5 are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Securities of such series, the Issuer and each Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article Fourteen, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default under Section 4.1, but the remainder of this Indenture and such Securities shall be unaffected thereby.

         SECTION 9.5 CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE. The following shall be the conditions precedent to the application of either Section
9.3 or Section 9.4 to the Securities of a series:

              (a) the Issuer shall irrevocably have deposited or caused to be deposited with the Trustee, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series
         (i) money in an amount, or (ii) direct obligations of the United States of America, backed by its full faith and credit, which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment in respect of the Securities of such series, money in an amount, or (iii) a combination thereof, sufficient (without consideration of any reinvestment of such money, principal or interest), in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, (A) the principal of and interest on all Securities of such series on each date such principal or interest is due and payable and (B) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such series. Before such a deposit the Issuer may make arrangements satisfactory to the Trustee for the redemption of the Securities of such series at a future date or dates in accordance with Article Eleven, if applicable to the Securities of such series, which shall be given effect in applying the foregoing.

              (b) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing (i) on the date of such deposit or (ii) insofar as Subsections 4.1(g) and 4.1(h) are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the date following the expiration of the longest preference period applicable to the Issuer in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

              (c) Such defeasance or covenant defeasance will not (i) cause the Trustee for the Securities of such series to have a conflicting interest for purposes of the Trust Indenture Act of 1939 with respect to any securities of the Issuer or any Guarantor or (ii) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940.

              (d) Such defeasance or covenant defeasance will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer or any Guarantor is a party or by which it is bound.

              (e) If the Securities of such series are then listed on any national securities exchange registered under the Securities Exchange Act of 1934, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the exercise of the option under Section 9.3 or 9.4, as the case may be, will not cause such Securities to be delisted.

              (f) In the case of an election under Section 9.3, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Issuer has received from the United States Internal Revenue Service (the "IRS") a private letter ruling, (ii) there has been published by the IRS a general revenue ruling, or (iii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in each case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

              (g) in the case of an election under Section 9.4, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the holders of the Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of such covenant defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

              (h) in the case of an election under either Section 9.3 or Section 9.4, the Issuer shall have delivered to the Trustee an Opinion of Counsel of Luxembourg counsel to the effect that (i) payments from the defeasance trust will be free and exempt from any and all withholding and other taxes imposed or levied by or on behalf of Luxembourg or any political subdivision thereof having the power to tax, and (ii) Holders of the Securities of such series will not recognize any income, gain or loss for Luxembourg income tax and other Luxembourg tax purposes as a result of such deposit and defeasance or covenant defeasance, as applicable, and will be subject to Luxembourg income tax and other Luxembourg tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and defeasance or covenant defeasance, as applicable, had not occurred.

              (i) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Issuer in connection therewith pursuant to
         Section 2.4.

              (j) The Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section
         9.3 or the covenant defeasance under Section 9.4 (as the case may be) have been complied with.

         SECTION 9.6 APPLICATION BY TRUSTEE OF FUNDS DEPOSITED FOR PAYMENT OF SECURITIES. Subject to Section 9.8, all moneys deposited with the Trustee pursuant to Section 9.1 or 9.5 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series for the payment or redemption of which such moneys have been deposited with the

Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law. Moneys so held in trust shall not be subject to the provisions of Article Fourteen.

         SECTION 9.7 REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any Paying Agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

         SECTION 9.8 RETURN OF MONEYS HELD BY TRUSTEE AND PAYING AGENT UNCLAIMED FOR TWO YEARS. Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of or interest on any Security of any series and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer or any Guarantor, as applicable and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer or such Guarantor by the Trustee for such series or such Paying Agent, and the Holder of the Security of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer or such Guarantor for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease.

         SECTION 9.9 INDEMNITY FOR DIRECT OBLIGATIONS OF THE UNITED STATES. The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or the direct obligations of the United States of America deposited pursuant to Section 9.1 or 9.5 or the principal or interest received in respect of such obligations.

         SECTION 9.10 REINSTATEMENT. If the Trustee or the Paying Agent is unable to apply any money or direct obligations of the United States of America in accordance with Section 9.1 or 9.5 by reason of any legal proceedings or order or judgment or any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuer's and any Guarantor's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Nine until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with this Article Nine; provided that, if the Issuer or any Guarantor makes any payment of principal of or interest on any such Security following the reinstatement of its obligations, the Issuer or such Guarantor shall be subrogated to the rights of the holders of such Securities to receive such payment from the money or direct obligations of the United States of America held by the Trustee or the Paying Agent.


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


                                  ARTICLE TEN

                            MISCELLANEOUS PROVISIONS

         SECTION 10.1 INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS OF ISSUER AND GUARANTORS EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future shareholder, officer or director, as such, of the Issuer, any Guarantor or of any successor, either directly or through the Issuer, such Guarantor or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the holders thereof and as part of the consideration for, and as a condition of, the issue of the Securities.

         SECTION 10.2 PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF PARTIES AND SECURITYHOLDERS. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

         SECTION 10.3 SUCCESSORS AND ASSIGNS OF ISSUER AND GUARANTORS BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer or any Guarantor shall bind its successors and assigns, whether so expressed or not.

         SECTION 10.4 NOTICES AND DEMANDS ON ISSUER, GUARANTORS, TRUSTEE AND SECURITYHOLDERS. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served (i) by the Trustee shall be in writing and be deposited postage prepaid in first class mail, delivered by a nationally recognized overnight courier or transmitted by facsimile or (ii) by the Holders of Securities shall be in writing and deposited postage prepaid in first class mail or delivered by a nationally recognized overnight courier, if to or on the Issuer, to 6, avenue Emile Reuter, Second Floor, L-2420 Luxembourg,
Attention: the Managing Directors, facsimile no. (352) 464-350; if to or on Tyco, to The Zurich Centre, Second Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda, Attention: Secretary, facsimile no. (441) 295-9647; if to or on any other Guarantor, such address as may be provided in the supplemental indenture providing for its Guarantee of the Securities, in each case with a copy to Tyco International (US) Inc. at One Tyco Park, Exeter, New Hampshire 03833,
Attention: Treasurer, facsimile no. (603) 778-7330, or other such address as may be set forth by notice to the Trustee and the Holders as provided in this
Section 10.4. Any notice, direction, request or demand by the Issuer or any Guarantor or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made and received at the Corporate Trust office.

         Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or delivered by a nationally recognized courier, to each Holder entitled thereto, at his last address as it appears in the Security register. Neither the failure to mail or deliver any notice to Holders, nor any defect in any notice so mailed or delivered, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of or irregularities in regular mail or courier service, it shall be impracticable to mail or deliver notice to the Issuer, any Guarantor and the Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         SECTION 10.5 OFFICERS' CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN. Upon any application or demand by the Issuer or any Guarantor to the Trustee to take any action under any of the provisions of this Indenture, the Issuer or such Guarantor shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

         Each certificate (other than those provided for in Section 3.5 and Section 11.5) or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the Person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

         Any certificate, statement or opinion of an officer of the Issuer or any Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer or such Guarantor, upon the certificate, statement or opinion of or representations by an officer of officers of the Issuer or such Guarantor, as the case may be, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous.

         Any certificate, statement or opinion of an officer of the Issuer or any Guarantor or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer or such Guarantor, as the case may be, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous.

         Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

         SECTION 10.6 PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. If the date of maturity of interest on or principal of the Securities of any series or the date fixed for redemption or repayment of any such Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and affect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

         SECTION 10.7 CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST INDENTURE ACT OF 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 (an "incorporated provision"), such incorporated provision shall control.

         SECTION 10.8 NEW YORK LAW TO GOVERN. This Indenture, each Security and each Guarantee shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, without regard to principles of the conflict of laws thereof.

         SECTION 10.9 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. Each of the Issuer and Tyco agrees that any legal suit, action or proceeding brought by any party to enforce any rights under or with respect to this Indenture, any Security and any Guarantee or any other document or the transactions contemplated hereby or thereby may be instituted in any state or federal court in The City of New York, State of New York, United States of America, irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, irrevocably waives to the fullest extent permitted by law any claim that and agrees not to claim or plead in any court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum and irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding or for recognition and enforcement of any judgment in respect thereof.

         Each of the Issuer and Tyco hereby irrevocably and unconditionally designates and appoints CT Corporation System, 1633 Broadway, New York, New York 10019, U.S.A. (and any successor entity) as its authorized agent to receive and forward on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon CT Corporation shall be deemed in every respect effective service of process upon the Issuer in any such suit, action or proceeding and shall be taken and held to be valid personal service upon the Issuer or Tyco, as the case may be. Said designation and appointment shall be irrevocable. Nothing in this Section
10.9 shall affect the right of the Holders to serve process in any manner permitted by law or limit the right of the Holders to bring proceedings against the Issuer or Tyco in the courts of any jurisdiction or jurisdictions. Each of the Issuer and Tyco further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation in full force and effect so long as the Securities are outstanding. Each of the Issuer and Tyco hereby irrevocably and unconditionally authorizes and directs CT Corporation to accept such service on its behalf. If for any reason CT Corporation ceases to be available to act as such, each of the Issuer and Tyco agrees to designate a new agent in New York City.

         To the extent that the Issuer or Tyco has or hereafter may acquire any immunity from jurisdiction of any court (including, without limitation, any court in the United States, the State of New York, Luxembourg, Bermuda or any political subdivisions thereof) or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property or assets, this Indenture, the Securities, the Guarantees or any other documents or actions to enforce judgments in respect of any thereof, each of the Issuer and Tyco hereby irrevocably waives such immunity, and any defense based on such immunity, in respect of its obligations under the above-referenced documents and the transactions contemplated thereby, to the extent permitted by law.

         SECTION 10.10 JUDGMENT CURRENCY. If pursuant to a judgment or order being made or registered against the Issuer or Tyco, any payment under or in connection with this Indenture, any Securities or any Guarantees to a Holder is made or satisfied in a currency (the "Judgment Currency") other than in United States dollars then, to the extent that the payment (when converted into United States dollars at the rate of exchange on the date of payment or, if it is not practicable for such Holder to purchase United States dollars with the Judgment Currency on the date of payment, at the rate of exchange as soon thereafter as it is practicable for it to do so) actually received by such Holder falls short of the amount due under the terms of this Indenture, any Securities or any Guarantees, each of the Issuer and Tyco shall, to the extent permitted by law, as a separate and independent obligation, indemnify and hold harmless such Holder against the amount of such short fall and such indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. For the purpose of this Section, "rate of exchange" means the rate at which the Holder is able on the relevant date to purchase United States dollars with the Judgment Currency and shall take into account any premium and other costs of exchange.

         SECTION 10.11 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 10.12 EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


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


                                 ARTICLE ELEVEN

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

         SECTION 11.1 APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable any redemption pursuant to Section 12.1 and to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.4 for Securities of such series.

         SECTION 11.2 NOTICE OF REDEMPTION; PARTIAL REDEMPTIONS. Notice of redemption to the Holders of Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

         The notice of redemption to each such Holder shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

         The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

         The Issuer will deposit with the Trustee or with one or more Paying Agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.4) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the outstanding Securities of a series are to be redeemed, the Issuer will deliver to the Trustee at least 45 days prior to the date fixed for redemption (unless a shorter period shall be satisfactory to the Trustee), an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed.

         If less than all the Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         SECTION 11.3 PAYMENT OF SECURITIES CALLED FOR REDEMPTION. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 5.5 and 9.8, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any semiannual payment of interest becoming due on the date fixed for redemption shall be payable to the Holders of such Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.5 hereof.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by the Security.

         Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

         SECTION 11.4 EXCLUSION OF CERTAIN SECURITIES FROM ELIGIBILITY FOR SELECTION FOR REDEMPTION. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by a managing director or by an authorized officer of the Issuer and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or
(b) an entity specifically identified in such written statement directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

         SECTION 11.5 MANDATORY AND OPTIONAL SINKING FUNDS. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date."

         In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option
(a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.11, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

         On or before the forty-fifth day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee a written statement (which need not contain the statements required by Section 10.5) signed by a managing director or by an authorized officer of the Issuer (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series, (b) stating that none of the Securities of such series has theretofore been so credited and, (c) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.11 to the Trustee with such written statement (or reasonably promptly thereafter if acceptable to the Trustee). Failure of the Issuer, on or before any such forty-fifth day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

         If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Issuer shall so request) with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 11.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities of any series which are (a) owned by the Issuer or an entity known by the Trustee to be directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, as shown by the Security register, and not known to the Trustee to have been pledged or hypothecated by the Issuer or any such entity or
(b) identified in an Officers' Certificate at least 60 days prior to the sinking fund payment date as being beneficially owned by, and not pledged or hypothecated by, the Issuer or an entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer shall be excluded from Securities of such series eligible for selection for redemption. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 11.2 (and with the effect provided in Section 11.3) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

         At least one Business Day before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

         The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Four and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 4.9 or the default cured on or before the forty-fifth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.


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


                                 ARTICLE TWELVE

                   ADDITIONAL AMOUNTS; CERTAIN TAX PROVISIONS

         SECTION 12.1 REDEMPTION UPON CHANGES IN WITHHOLDING TAXES. The Securities of any series may be redeemed, as a whole but not in part, at the election of the Issuer, upon not less than 30 nor more than 60 days notice (which notice shall be irrevocable), at a redemption price equal to 100% of the principal amount thereof, together with accrued interest, if any, to the redemption date and Additional Amounts (as defined in Section 12.2), if any, if as a result of any amendment to, or change in, the laws or regulations of Luxembourg or any political subdivision or taxing authority thereof or therein having power to tax (a "Taxing Authority"), or any change in the application or official interpretation of such laws or regulations which amendment or change becomes effective after the date the Securities of such series are issued, the Issuer has become or will become obligated to pay Additional Amounts, on the next date on which any amount would be payable with respect to the Securities of such series, and such obligation cannot be avoided by the use of reasonable measures available to the Issuer; provided, however, that (a) no such notice of redemption may be given earlier than 60 days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts, and (b) at the time such notice of redemption is given, such obligation to pay such Additional Amounts remains in effect. Prior to the giving of any notice of redemption described in this paragraph, the Issuer shall deliver to the Trustee (i) an Officer's Certificate of the Issuer stating that the obligation to pay Additional Amounts cannot be avoided by the Issuer taking reasonable measures available to it and (ii) a written opinion of independent legal counsel to the Issuer of recognized standing to the effect that the Issuer has or will become obligated to pay Additional Amounts as a result of a change, amendment, official interpretation or application described above and that the Issuer cannot avoid the payment of such Additional Amounts by taking reasonable measures available to it.

         SECTION 12.2 PAYMENT OF ADDITIONAL AMOUNTS. All payments made by the Issuer, Tyco and any other Guarantor under or with respect to the Securities and the Guarantees will be made free and clear of and without withholding or deduction for or on account of any present or future taxes, duties, levies, imposts, assessments or governmental charges of whatever nature imposed or levied by or on behalf of any Taxing Authority ("Taxes"), unless the Issuer, Tyco or such Guarantor, as the case may be, is required to withhold or deduct Taxes by law or by the interpretation or administration thereof. In the event that the Issuer, Tyco or such Guarantor is required to so withhold or deduct any amount for or on account of any Taxes from any payment made under or with respect to the Securities or the Guarantees, as the case may be, the Issuer, Tyco or such Guarantor, as the case may be, will pay such additional amounts ("Additional Amounts") as may be necessary so that the net amount received by each Holder of Securities (including Additional Amounts) after such withholding or deduction will equal the amount that such Holder would have received if such Taxes had not been required to be withheld or deducted; provided that no Additional Amounts will be payable with respect to a payment made to a Holder of Securities to the extent:

              (a) that any such Taxes would not have been so imposed but for the existence of any present or former connection between such Holder and the Taxing Authority imposing such Taxes (other than the mere receipt of such payment, acquisition,


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


         ownership or disposition of such Securities or the exercise or enforcement of rights under such Securities, the Guarantees or this Indenture);

              (b) of any estate, inheritance, gift, sales, transfer, or personal property Tax imposed with respect to such Securities, except as otherwise provided herein;

              (c) that any such Taxes would not have been so imposed but for the presentation of such Securities (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever is later, except to the extent that the beneficiary or Holder thereof would have been entitled to Additional Amounts had the Securities been presented for payment on any date during such 30-day period; or

              (d) that such Holder would not be liable or subject to such withholding or deduction of Taxes but for the failure to make a valid declaration of non-residence or other similar claim for exemption, if
         (x) the making of such declaration or claim is required or imposed by statute, treaty, regulation, ruling or administrative practice of the relevant Taxing Authority as a precondition to an exemption from, or reduction in, the relevant Taxes, and (y) at least 60 days prior to the first payment date with respect to which the Issuer, Tyco or such Guarantor shall apply this clause (d), the Issuer, Tyco or such Guarantor shall have notified all Holders of Securities in writing that they shall be required to provide such declaration or claim.

         The Issuer, Tyco or such Guarantor, as applicable, will also (i) make such withholding or deduction of Taxes and (ii) remit the full amount of Taxes so deducted or withheld to the relevant Taxing Authority in accordance with all applicable laws. The Issuer, Tyco or such Guarantor, as applicable, will use their reasonable best efforts to obtain certified copies of tax receipts evidencing the payment of any Taxes so deducted or withheld from each Taxing Authority imposing such Taxes. The Issuer, Tyco or such Guarantor, as the case may be, will, upon request, make available to the Holders of the Securities, within 60 days after the date the payment of any Taxes so deducted or withheld is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Issuer, Tyco or such Guarantor or if, notwithstanding the Issuer's, Tyco's or such Guarantor's efforts to obtain such receipts, the same are not obtainable, other evidence of such payments by the Issuer, Tyco or such Guarantor.

         At least 30 days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Issuer, Tyco or such Guarantor will be obligated to pay Additional Amounts with respect to such payment, the Issuer, Tyco or such Guarantor will deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts will be payable, the amounts so payable and will set forth such other information as is necessary to enable such Trustee to pay such Additional Amounts to Holders of Securities on the payment date.

         The foregoing provisions shall survive any termination of the discharge of this Indenture and shall apply mutatis mutandis to any jurisdiction in which any successor Person to the Issuer,

Tyco or such Guarantor, as the case may be, is organized or is engaged in business for tax purposes or any political subdivisions or taxing authority or agency thereof or therein.

         In addition, the Issuer will pay any stamp, issue, registration, documentary or other similar taxes and duties, including interest, penalties and Additional Amounts with respect thereto, payable in Luxembourg or the United States or any political subdivision or taxing authority of or in the foregoing in respect of the creation, issue, offering, enforcement, redemption or retirement of the Securities.

         Whenever in this Indenture or the Securities there is mentioned, in any context, the payment of principal, redemption price, interest or any other amount payable under or with respect to any Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

                                ARTICLE THIRTEEN

                                   GUARANTEES

         SECTION 13.1 GUARANTEE. Except as otherwise provided herein, Tyco and each other Person that becomes a Guarantor after the date of this Indenture (collectively with Tyco, the "Guarantors") hereby, jointly and severally, fully and unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of and interest on such Security and all other obligations of the Issuer under this Indenture when and as the same shall become due and payable, whether at the stated maturity, by acceleration, call for redemption or otherwise, in accordance with the terms of such Security and of this Indenture. Each Guarantor hereby, jointly and severally, fully and unconditionally, also guarantees to the Trustee the due and punctual payment of all obligations of the Issuer to the Trustee under this Indenture. In case of the failure of the Issuer punctually to make any such payment, each Guarantor hereby, jointly and severally, agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the stated maturity or by acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer. The obligations of the Guarantors under the Guarantees are subordinated to Guarantor Senior Indebtedness as described in Article Fifteen of this Indenture.

         Each of the Guarantors hereby jointly and severally agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, the validity, regularity or enforceability of such Security or this Indenture, the absence of any action to enforce the same or any release, amendment, waiver or indulgence granted to the Issuer or any Guarantor or any consent to departure from any requirement of any other guarantee of all or any of the Securities or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each of the Guarantors hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other lien on any property subject thereto or exhaust any right or take any action against the Issuer or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in such Guarantee. Each Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, such Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

         Each Guarantor shall be subrogated to all rights of the Holders of the Securities upon which its Guarantee is endorsed against the Issuer in respect of any amounts paid by such Guarantor on account of such Security pursuant to the provisions of its Guarantee or this Indenture; provided, however, that no Guarantor shall be entitled to enforce or to receive any payment arising out of, or based upon, such right of subrogation until the principal of and interest on all Securities issued hereunder shall have been paid in full.

         Each Guarantor that makes or is required to make any payment in respect of its Guarantee shall be entitled to seek contribution from the other Guarantors to the extent permitted by applicable law; provided, however, that no Guarantor shall be entitled to enforce or receive any payments arising out of, or based upon, such right of contribution until the principal of and interest on all Securities issued hereunder shall have been paid in full.

         Each Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Issuer for liquidation or reorganization, should the Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any part of the Issuer's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any Holder of the Securities, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         Any term or provision of any Guarantee to the contrary notwithstanding, the aggregate amount of the obligations guaranteed hereunder shall be reduced to the extent necessary to prevent such Guarantee from violating or becoming voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

         SECTION 13.2 EXECUTION AND DELIVERY OF GUARANTEES. The Guarantees to be endorsed on the Securities shall include the terms of the Guarantee set forth in
Section 13.1 and
shall be substantially in the form established pursuant to Section 2.2. Each of the Guarantors hereby agrees to execute its Guarantee, in a form established pursuant to Section 2.2, to be endorsed on each Security authenticated and delivered by the Trustee.

         The Guarantee shall be executed on behalf of each respective Guarantor by any one of such Guarantor's chairman of the Board of Directors, president, vice presidents or other person duly authorized by the Board of Directors of such Guarantor. The signature of any or all of these persons on the Guarantee may be manual or facsimile.

         A Guarantee bearing the manual or facsimile signature of individuals who were at any time the proper officers of a Guarantor shall bind such Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Guarantee is endorsed or did not hold such offices at the date of such Guarantee.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantors and shall bind each Guarantor notwithstanding the fact that Guarantee does not bear the signature of such Guarantor. Each of the Guarantors hereby jointly and severally agrees that its Guarantee set forth in Section 13.1 and in the form of Guarantee established pursuant to Section 2.2 shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any Security.

         SECTION 13.3 RELEASE OF GUARANTEES. Notwithstanding anything in this Article Thirteen to the contrary, concurrently with the payment in full of the principal of, premium, if any, and interest on the Securities, the Guarantors shall be released from and relieved of their obligations under this Article Thirteen. Upon the delivery by the Issuer to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that the transaction giving rise to the release of this Guarantee was made by the Issuer in accordance with the provisions of this Indenture and the Securities, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantors from their obligations under this Guarantee. If any of the obligations to pay the principal of, premium, if any, and interest on the Securities and all other obligations of the Issuer are revived and reinstated after the termination of this Guarantee, then all of the obligations of the Guarantors under this Guarantee shall be revived and reinstated as if this Guarantee had not been terminated until such time as the principal of, premium, if any, and interest on the Securities are paid in full, and each Guarantor shall enter into an amendment to this Guarantee, reasonably satisfactory to the Trustee, evidencing such revival and reinstatement.

                                ARTICLE FOURTEEN

                           SUBORDINATION OF SECURITIES

         SECTION 14.1 AGREEMENT OF SUBORDINATION. Except as otherwise provided in a supplemental indenture or pursuant to Section 2.4, the Issuer covenants and agrees, and each Holder of Securities issued hereunder by his or her acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article Fourteen; and each Person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

         The payment of the principal of, premium, if any, and interest on all Securities (including, but not limited to, the redemption price with respect to the Securities called for redemption in accordance with Article Eleven as provided in the Indenture) issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

         No provision of this Article Fourteen shall prevent the occurrence of any default or Event of Default hereunder.

         SECTION 14.2 PAYMENTS TO HOLDERS. No payment shall be made with respect to the principal of, or premium, if any, or interest on the Securities (including, but not limited to, the redemption price with respect to the Securities to be called for redemption in accordance with Article Eleven as provided in the Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 14.5, if a default in the payment of principal, premium, interest or other obligations due on any Senior Indebtedness occurs and is continuing (or, in the case of Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument evidencing such Senior Indebtedness), unless and until such default shall have been cured or waived or shall have ceased to exist.

         The Issuer may and shall resume payments on and distributions in respect of the Securities on the date upon which the default is cured or waived or ceases to exist, unless this Article Fourteen otherwise prohibits the payment or distribution at the time of such payment or distribution.

         Upon any payment by the Issuer, or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Issuer, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or payment thereof in accordance with its terms provided for in cash or other payment satisfactory to the holders of such Senior Indebtedness, before any payment is made on account of the principal of, premium, if any, or interest on the Securities (except payments made pursuant to Article Nine from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding-up, liquidation or reorganization); and upon any such dissolution or winding-up or liquidation or reorganization of the Issuer or bankruptcy, insolvency, receivership or other proceeding, any payment by the Issuer, or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled, except for the provision of this Article Fourteen, shall (except as aforesaid) be paid by the Issuer or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, or as otherwise required by law or a court order) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution or provision therefor is made to the Holders of the Securities or to the Trustee.

         For purposes of this Article Fourteen, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Issuer as reorganized or readjusted, or securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Fourteen with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Issuer with, or the merger of the Issuer into, another corporation or the liquidation or dissolution of the Issuer following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Eight shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 14.2 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight.

         In the event of the acceleration of the Securities because of an Event of Default, no payment or distribution shall be made to the Trustee or any Holder of Securities in respect of the principal of, premium, if any, or interest on the Securities (including, but not limited to, the redemption price with respect to the Securities called for redemption in accordance with Article Eleven as provided in the Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 14.5, until all Senior Indebtedness has been paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Securities is accelerated because of an Event of Default, the Issuer shall promptly notify holders of Senior Indebtedness of the acceleration, unless there are no payment obligations of the Issuer thereunder and all obligations thereunder to extend credit have been terminated or expired.

         In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness is paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of such Senior Indebtedness, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Issuer, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         Nothing in this Section 14.2 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 5.6. This Section 14.2 shall be subject to the further provisions of Section 14.5.

         SECTION 14.3 SUBROGATION OF SECURITIES. After all Senior Indebtedness is paid in full and until the Securities are paid in full, Holders of Securities shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness. A distribution made under this Article Fourteen to Holders of Senior Indebtedness which otherwise would have been made to Holders of Securities is not, as between the Issuer and Holders of Securities, a payment by the Issuer on Senior Indebtedness.

         Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Issuer, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, and premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Issuer other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Fourteen of the holders of Senior Indebtedness in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Issuer referred to in this Article Fourteen, the Trustee, subject to the provisions of Section 5.1, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article Fourteen.

         SECTION 14.4 AUTHORIZATION TO EFFECT SUBORDINATION. Each Holder of a Security by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Fourteen and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 4.2 hereof at least 30 days before the expiration of the time to file such claim, the holders of any Senior Indebtedness or their representatives are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities.

         SECTION 14.5 NOTICE TO TRUSTEE. The Issuer shall give prompt written notice in the form of an Officers' Certificate to a Responsible Officer of the Trustee and to any Paying Agent of any fact known to the Issuer which would prohibit the making of any payment of monies to or by the Trustee or any Paying Agent in respect of the Securities pursuant to the provisions of this Article Fourteen. Notwithstanding the provisions of this Article Fourteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Fourteen, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from the Issuer (in the form of an Officers' Certificate) or a Representative or a holder or holders of Senior Indebtedness or from any trustee thereof; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 5.1, shall be entitled in all respects to assume that no such facts exist; provided that if on a date not fewer than two Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or interest on any Security) the Trustee shall not have received, with respect to such monies, the notice provided for in this
Section 14.5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

         Notwithstanding anything in this Article Fourteen to the contrary, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Article Nine, and any such payment shall not be subject to the provisions of Section 14.1 or 14.2.

         The Trustee, subject to the provisions of Section 5.1, shall be entitled to rely on the delivery to it of a written notice by a Representative or a person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Fourteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Fourteen, and if such evidence is not furnished the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

         SECTION 14.6 TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Fourteen in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior

Indebtedness, and nothing in Section 5.6 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fourteen, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section 5.1, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to Holders of Securities, the Issuer or any other person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Fourteen or otherwise.

         SECTION 14.7 NO IMPAIRMENT OF SUBORDINATION. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

         SECTION 14.8 CERTAIN CONVERSIONS DEEMED PAYMENT. For the purposes of this Article Fourteen only, (i) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Two and any supplemental indenture shall not be deemed to constitute a payment or distribution on account of the principal of, or premium, if any, or interest on Securities or on account of the purchase or other acquisition of Securities, and
(ii) the payment, issuance or delivery of cash (except in satisfaction of fractional shares issued as a result of conversion of securities issued pursuant to Section 2.4(11), property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section 14.8, the term "junior securities" means (a) shares of any stock of any class of the Issuer or Tyco, or (b) securities of the Issuer or Tyco which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Issuer, its creditors other than holders of Senior Indebtedness and the Holders of Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Section 2.4(11).

         SECTION 14.9 ARTICLE APPLICABLE TO PAYING AGENTS. If at any time any Paying Agent other than the Trustee shall have been appointed by the Issuer and be then acting hereunder, the term "Trustee" as used in this Article shall (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that the first paragraph of Section
14.5 shall not apply to the Issuer or any Affiliate of the Issuer if it or such Affiliate acts as Paying Agent.


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         SECTION 14.10 SENIOR INDEBTEDNESS ENTITLED TO RELY. The holders of
Senior Indebtedness shall have the right to rely upon this Article Fourteen, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

                                ARTICLE FIFTEEN

                           SUBORDINATION OF GUARANTEES

         SECTION 15.1 AGREEMENT OF SUBORDINATION. Except as otherwise provided in a supplemental indenture or pursuant to Section 2.4, Tyco or any other Guarantor covenants and agrees, and each Holder of Securities issued hereunder by his or her acceptance thereof likewise covenants and agrees, that all Guarantees shall be issued subject to the provisions of this Article Fifteen; and each Person holding any Security subject to these Guarantees, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

         The payment by Tyco or any other Guarantor under the Guarantees of the principal of, premium, if any, and interest on all Securities (including, but not limited to, the redemption price with respect to the Securities called for redemption in accordance with Article Eleven as provided in the Indenture) issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

         No provision of this Article Fifteen shall prevent the occurrence of any default or Event of Default hereunder.

         SECTION 15.2 PAYMENTS TO HOLDERS. No direct or indirect payment shall be made under the Guarantees on account of the principal of, or premium, if any, or interest on the Securities (including, but not limited to, the redemption price with respect to the Securities to be called for redemption in accordance with Article Eleven as provided in the Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 15.5, if a default in the payment of principal, premium, interest or other obligations due on any Guarantor Senior Indebtedness occurs and is continuing (or, in the case of Guarantor Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument evidencing such Guarantor Senior Indebtedness), unless and until such default shall have been cured or waived or shall have ceased to exist.

         Tyco or any other Guarantor may and shall resume payments on and distributions under its Guarantee in respect of the Securities on the date upon which the default is cured or waived or ceases to exist, unless this Article Fifteen otherwise prohibits the payment or distribution at the time of such payment or distribution.


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         Upon any payment by Tyco or any other Guarantor, or distribution of assets of Tyco or any other Guarantor of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of Tyco or any other Guarantor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Guarantor Senior Indebtedness shall first be paid in full in cash or other payment satisfactory to the holders of such Guarantor Senior Indebtedness, or payment thereof in accordance with its terms provided for in cash or other payment satisfactory to the holders of such Guarantor Senior Indebtedness, before any payment is made under the Guarantees on account of the principal of, premium, if any, or interest on the Securities (except payments made pursuant to Article Nine from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding-up, liquidation or reorganization); and upon any such dissolution or winding-up or liquidation or reorganization of Tyco or any other Guarantor or bankruptcy, insolvency, receivership or other proceeding, any payment by Tyco or any other Guarantor, or distribution of assets of Tyco or any other Guarantor of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled, except for the provision of this Article Fifteen, shall (except as aforesaid) be paid by Tyco or any other Guarantor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Guarantor Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Guarantor Senior Indebtedness held by such holders, or as otherwise required by law or a court order) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Guarantor Senior Indebtedness in full, in cash or other payment satisfactory to the holders of such Guarantor Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Guarantor Senior Indebtedness, before any payment or distribution or provision therefor under the Guarantees is made to the Holders of the Securities or to the Trustee.

         For purposes of this Article Fifteen, the words, "cash, property or securities" shall not be deemed to include shares of stock of Tyco or any other Guarantor as reorganized or readjusted, or securities of Tyco, any other Guarantor or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Fifteen with respect to the Guarantees to the payment of all Guarantor Senior Indebtedness which may at the time be outstanding; provided that (i) the Guarantor Senior Indebtedness is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Guarantor Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of Tyco or any other Guarantor with, or the merger of Tyco or any other Guarantor into, another corporation or the liquidation or dissolution of Tyco or any other Guarantor following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Eight shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 15.2 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight.


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         In the event of the acceleration of the Securities because of an Event of Default, no payment or distribution under the Guarantees shall be made to the Trustee or any Holder of Securities in respect of the principal of, premium, if any, or interest on the Securities (including, but not limited to, the redemption price with respect to the Securities called for redemption in accordance with Article Eleven as provided in the Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 15.5, until all Guarantor Senior Indebtedness has been paid in full in cash or other payment satisfactory to the holders of Guarantor Senior Indebtedness or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Securities is accelerated because of an Event of Default, Tyco or any other Guarantor shall promptly notify holders of Guarantor Senior Indebtedness of the acceleration, unless there are no payment obligations of Tyco or any other Guarantor thereunder and all obligations thereunder to extend credit have been terminated or expired.

         In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of Tyco or any other Guarantor of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Guarantor Senior Indebtedness is paid in full in cash or other payment satisfactory to the holders of such Guarantor Senior Indebtedness, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of such Guarantor Senior Indebtedness, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Guarantor Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by Tyco or any other Guarantor, for application to the payment of all Guarantor Senior Indebtedness remaining unpaid to the extent necessary to pay all Guarantor Senior Indebtedness in full in cash or other payment satisfactory to the holders of such Guarantor Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of such Guarantor Senior Indebtedness.

         Nothing in this Section 15.2 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 5.6. This Section 15.2 shall be subject to the further provisions of Section 15.5.

         SECTION 15.3 SUBROGATION OF GUARANTEES. After all Guarantor Senior Indebtedness is paid in full and until the Securities are paid in full, Holders of Securities shall be subrogated to the rights of holders of Guarantor Senior Indebtedness to receive distributions applicable to Guarantor Senior Indebtedness. A distribution made under this Article Fifteen to Holders of Guarantor Senior Indebtedness which otherwise would have been made to Holders of Securities is not, as between Tyco or any other Guarantor and Holders of Securities, a payment by Tyco and any other Guarantor on Guarantor Senior Indebtedness.

         Nothing contained in this Article Fifteen or elsewhere in this Indenture or in the Guarantees is intended to or shall impair, as among Tyco or any other Guarantor, its creditors other than the holders of Guarantor Senior Indebtedness, and the Holders of the Guarantees, the obligation of Tyco or any other Guarantor, which is absolute and unconditional, to pay to the


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


Holders of the Securities under the Guarantees the principal of, and premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of Tyco or any other Guarantor other than the holders of the Guarantor Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Fifteen of the holders of Guarantor Senior Indebtedness in respect of cash, property or securities of Tyco or any other Guarantor received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of Tyco or any other Guarantor referred to in this Article Fifteen, the Trustee, subject to the provisions of Section 5.1, and the Holders of the Securities subject to the Guarantees shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Guarantor Senior Indebtedness and other indebtedness of Tyco or any other Guarantor, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article Fifteen.

         SECTION 15.4 AUTHORIZATION TO EFFECT SUBORDINATION. Each Holder of a Security by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Fifteen and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 4.2 hereof at least 30 days before the expiration of the time to file such claim, the holders of any Guarantor Senior Indebtedness or their representatives are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities.

         SECTION 15.5 NOTICE TO TRUSTEE. Tyco or any other Guarantor shall give prompt written notice in the form of an Officers' Certificate to a Responsible Officer of the Trustee and to any Paying Agent of any fact known to Tyco or any other Guarantor which would prohibit the making of any payment of monies to or by the Trustee or any Paying Agent in respect of the Guarantees pursuant to the provisions of this Article Fifteen. Notwithstanding the provisions of this Article Fifteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Guarantees pursuant to the provisions of this Article Fifteen, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from Tyco or any other Guarantor (in the form of an Officers' Certificate) or a Representative or a holder or holders of Guarantor Senior Indebtedness or from any trustee thereof; and before the receipt of any such written notice, the Trustee, subject to the provisions of
Section 5.1, shall be entitled in all respects to assume that no such facts exist; provided that if on a date not fewer than two Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment under the Guarantees of the principal of, or premium, if any, or interest


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


on any Security) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 15.5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

         Notwithstanding anything in this Article Fifteen to the contrary, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Article Nine, and any such payment shall not be subject to the provisions of Section 15.1 or 15.2.

         The Trustee, subject to the provisions of Section 5.1, shall be entitled to rely on the delivery to it of a written notice by a Representative or a person representing himself to be a holder of Guarantor Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Guarantor Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article Fifteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Fifteen, and if such evidence is not furnished the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

         SECTION 15.6 TRUSTEE'S RELATION TO GUARANTOR SENIOR INDEBTEDNESS. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Fifteen in respect of any Guarantor Senior Indebtedness at any time held by it, to the same extent as any other holder of Guarantor Senior Indebtedness, and nothing in Section 5.6 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Guarantor Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fifteen, and no implied covenants or obligations with respect to the holders of Guarantor Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness and, subject to the provisions of Section 5.1, the Trustee shall not be liable to any holder of Guarantor Senior Indebtedness if it shall pay over or deliver to Holders of Securities, the Issuer or any other person money or assets to which any holder of Guarantor Senior Indebtedness shall be entitled by virtue of this Article Fifteen or otherwise.

         SECTION 15.7 NO IMPAIRMENT OF SUBORDINATION. No right of any present or future holder of any Guarantor Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Tyco or any other Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.


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         SECTION 15.8 CERTAIN CONVERSIONS DEEMED PAYMENT. For the purposes of this Article Fifteen only, (i) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Two and any supplemental indenture shall not be deemed to constitute a payment or distribution by Tyco or any other Guarantor on account of the principal of, or premium, if any, or interest on Securities or on account of the purchase or other acquisition of Securities, and (ii) the payment, issuance or delivery of cash (except in satisfaction of fractional shares issued as a result of conversion of securities issued pursuant to Section 2.4(11), property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section 15.8, the term "junior securities" means (a) shares of any stock of any class of the Issuer, Tyco or any other Guarantor, or (b) securities of the Issuer, Tyco or any other Guarantor which are subordinated in right of payment to all Guarantor Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article Fifteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Issuer, Tyco or any other Guarantor, their creditors other than holders of Guarantor Senior Indebtedness and the Holders of Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Section 2.4(11).

         SECTION 15.9 ARTICLE APPLICABLE TO PAYING AGENTS. If at any time any Paying Agent other than the Trustee shall have been appointed by the Issuer and be then acting hereunder, the term "Trustee" as used in this Article shall (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that the first paragraph of Section
15.5 shall not apply to the Issuer, Tyco or any other Guarantor or any Affiliate of the Issuer, Tyco or any other Guarantor if it or such Affiliate acts as Paying Agent.

         SECTION 15.10 GUARANTOR SENIOR INDEBTEDNESS ENTITLED TO RELY. The holders of Guarantor Senior Indebtedness shall have the right to rely upon this Article Fifteen, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.


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         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of _______________, 2000.


                                  TYCO INTERNATIONAL GROUP S.A., as Issuer

                                  By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                  TYCO INTERNATIONAL LTD., as Guarantor

                                  By:
                                     --------------------------------------
                                     Name:
                                     Title:

Attest:

By:
   ----------------------------


                                                                 , as Trustee
                                  -------------------------------


                                  By:
                                     --------------------------------------
                                     Name:
                                     Title:

Attest:

By:
   ----------------------------


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